UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT	May 20, 2014
(DATE OF EARLIEST EVENT REPORTED)	May 20, 2014

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800
Houston, Texas 77046
(Address of principal executive office)

(866) 913-2122
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 9e-4(c) under the Exchange Act (17 CFR 240.9e-4(c))

Item 7.01   Regulation FD Disclosure.

On May 21 and 22, 2014, representatives of the Registrant will host meetings with investors at the National Association of Publicly Traded Partnership Investor Conference.  The written presentation materials to be used at the conference are furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information under Item 7.01 and in Exhibits 99.1 in this Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in Exhibits 99.1 in this Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Investors are cautioned that certain statements contained in this Report, as well as some statements in periodic press releases and some oral statements made by officials of the Registrant and its affiliates during presentations about the Registrant, are “forward-looking.” Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will likely result,” “project,” “should” and similar expressions. In addition, any statement made by management of the Registrant concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by the Registrant or its subsidiaries, are also forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Registrant expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herin or made at the conference to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
99.1
Boardwalk Pipeline Partners, LP, National Association of Publicly Traded Partnership Investor Conference Presentation, dated May 21, 2014, providing information on the Registrant’s growth projects and financial overview.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP
By: BOARDWALK GP, LP,
its general partner
By: BOARDWALK GP, LLC,
its general partner
By: /s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial and
Administrative Officer and Treasurer

Dated: May 20, 2014